SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Senior Income Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Adjournment of Annual Meeting of Shareholders of

Eaton Vance Senior Income Trust

BOSTON, MA, October 14, 2021 — Eaton Vance Senior Income Trust (NYSE: EVF) (the “Fund”) held an annual meeting of shareholders earlier today (the “Annual Meeting”). At the Annual Meeting, Fund shareholders were asked to elect four Class II Trustees. The Annual Meeting was adjourned to October 29, 2021 at 2:00 p.m. Eastern Time to allow more time for shareholders to vote. The August 3, 2021 record date for shareholders entitled to vote at the adjourned Annual Meeting remains unchanged. Information about the adjourned Annual Meeting appears below.

If, as of August 3, 2021, you were a Fund shareholder and have not yet voted, the Fund urges you to submit your vote in advance of the adjourned Annual Meeting by one of the methods described in the Fund’s proxy materials. The Fund’s proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

If, as of August 3, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the adjourned Annual Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the adjourned Annual Meeting. You will be able to vote by entering the control number found on the proxy card you previously received. All requests to participate in and/or vote at the adjourned Annual Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on October 28, 2021.

If, as of August 3, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the adjourned Annual Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the adjourned Annual Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the adjourned Annual Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the

Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the adjourned Annual Meeting. All requests to participate in and/or vote at the adjourned Annual Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on October 28, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the adjourned annual Meeting, and an AST representative will contact you to answer your questions.

About the Fund

Eaton Vance applies in-depth fundamental analysis to the active management of equity, income, alternative and multi-asset strategies. Eaton Vance’s investment teams follow time-tested principles of investing that emphasize ongoing risk management, tax management (where applicable) and the pursuit of consistent long-term returns. The firm’s investment capabilities encompass the global capital markets. With a history dating back to 1924, Eaton Vance is headquartered in Boston and also maintains investment offices in New York, London, Tokyo and Singapore. For more information, visit evmanagement.com. Eaton Vance is a part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley.

Shares of closed-end funds often trade at a discount from their net asset value. The market price of Fund shares may vary from net asset value based on factors affecting the supply and demand for shares, such as Fund distribution rates relative to similar investments, investors’ expectations for future distribution changes, the clarity of the Fund’s investment strategy and future return expectations, and investors’ confidence in the underlying markets in which the Fund invests. Fund shares are subject to investment risk, including possible loss of principal invested. The Fund is not a complete investment program and you may lose money investing therein. An investment in the Fund may not be appropriate for all investors. Before investing, prospective investors should consider carefully the Fund’s investment objective, strategies, risks, charges and expenses.

This press release is for informational purposes only and is not intended to, and does not, constitute an offer to purchase or sell shares of the Fund. Additional information about the Fund, including performance and portfolio characteristic information, is available at eatonvance.com.

Statements in this press release that are not historical facts may be forward-looking statements, as defined by the U.S. securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that may be beyond the Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

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